DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund
(the "Fund")

Supplement to the Fund's Statutory Prospectuses
dated March 30, 2010

The Board of Trustees of Delaware Group Equity Funds V recently voted to approve a change to the Fund's dividend frequency. The Fund's dividend frequency will change from a quarterly distribution to a monthly distribution effective with the first monthly distribution occurring in July 2010.

The following information replaces the paragraph under the section entitled, "Dividends, distributions, and taxes - Dividends and distributions":

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, usually in December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Please keep this Supplement for future reference.

This Supplement is dated June 18, 2010.